ZEBRAMART COM INC



                           FILING TYPE: 8-K/A
                           DESCRIPTION: CURRENT REPORT
                           FILING DATE: AUGUST 7, 2000
                            PERIOD END: MAY 24, 2000


                      PRIMARY EXCHANGE: OVER THE COUNTER INCLUDES OTC AND OTCBB
                                TICKER:  ZMRT



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                                TABLE OF CONTENTS

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS................................................................1
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EXHIBIT 2:  CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS DATED AS OF AUGUST 7, 2000...............2
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EXHIBIT 3: MYFAVORITESHOE.COM, INC. UNAUDITED STATEMENT OF FINANCIAL CONDITION...........................3
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         ACCOUNTANTS' REPORT.............................................................................3
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         BALANCE SHEET...................................................................................4
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         STATEMENT OF OPERATIONS.........................................................................5
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         STATEMENTS OF STOCKHOLDERS' EQUITY..............................................................6
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         STATEMENTS OF CASH FLOWS........................................................................7
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         NOTES TO UNAUDITED FINANCIAL STATEMENTS.........................................................8
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TYPE: 8-K/A
DESCRIPTION: AMENDMENT #1 TO FORM 8-K: ZEBRAMART.COM, INC.



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                                 AMENDMENT NO. 1

                             ----------------------

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 2000
                               ------------------

                               ZEBRAMART.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           1301 5th Avenue, Suite 3001
                            Seattle, Washington 98101
                    (Address of principal executive offices)


                                 (206) 262-0800
                         (Registrant's telephone number)

                          10 PIEDMONT CENTER, SUITE 900
                             ATLANTA, GEORGIA 30305
                        (Former name and former address)


            NEVADA                      000-28713                88-0443120
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)



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The Registrant hereby amends the items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated May 24, 2000 and filed on June 8, 2000 as set forth herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) The following MyFavoriteShoe.com, Inc. unaudited consolidated financial statements as of and for the three months ended March 31, 2000 and as of and for the year ended December 31, 1999 are attached hereto as Exhibit No. 3 and are incorporated herein by reference:

         1)         Independent Accountants' Report dated as of August 7, 2000.

         2)         Balance Sheet;

         3)         Statement of Operations;

         4)         Statements of Stockholders' Equity;

         5)         Statements of Cash Flows;

         6)         Notes to Unaudited Financial Statements;

(b) The pro forma financial information that is required pursuant to Article 11 of Regulation S-X is included in the notes to Exhibit 3.

(c) Exhibits:

     Exhibit No.    Description
     -----------    -----------

         1 Agreement and Plan of Merger, dated as of May 16, 2000, by and between zebramart.com, inc. and MyFavoriteShoe.com, Inc., as amended. *

         2 Consent of Independent Certified Public Accountants dated as of August 7, 2000.

         3 MyFavoriteShoe.com, Inc. Unaudited Consolidated Statement of Financial Condition.

         * This exhibit has been previously filed by the Registrant with the Form 8-K filed by zebramart.com, inc. on June 8, 2000, and is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                   ZEBRAMART.COM, INC.



Dated:  August 7, 2000                       By:   /s/  Daniel J. Mackell, Jr.
                                                   --------------------------
                                                        Daniel J. Mackell, Jr.
                                                        (Chairman, President and
                                                        Chief Executive Officer)